SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 11, 2002 (April 11, 2002)

LIFEPOINT HOSPITALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29818	52-2165845

(State or Other	(Commission File	(I.R.S. Employer

Jurisdiction of	Number)	Identification

Incorporation)		Number)

103 Powell Court, Suite 200
Brentwood, Tennessee 37027

(Address of Principal Executive Offices) (Zip Code)

(615) 372-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Page 1 of 4 pages

Exhibit Index located on Page 4

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

None required

     (b)  Pro forma financial information.

None required

     (c)  Exhibits.

99	Copy of press release issued by the Company on April 11, 2002.

Item 9. Regulation FD Disclosure.

LifePoint Hospitals, Inc. (the “Company”) issued a press release on April 11, 2002. The press release announced that the Company will provide an online Web simulcast of its first quarter 2002 earnings conference call on Tuesday, April 23, 2002 and that the Company will release its results for the first quarter 2002 after the close of the market on Monday, April 22, 2002. See the press release attached as Exhibit 99.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

By:	/s/ William F. Carpenter III William F. Carpenter III Senior Vice President and General Counsel

Date: April 11, 2002

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99	LifePoint Hospitals, Inc. (the “Company”) issued a press release on April 11, 2002. The press release announced that the Company will provide an online Web simulcast of its first quarter 2002 earnings conference call on Tuesday, April 23, 2002 and that the Company will release its results for the first quarter 2002 after the close of the market on Monday, April 22, 2002. See the press release attached as Exhibit 99.

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